UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

INDIA GLOBALIZATION CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices)    (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On Tuesday December 19, 2022, India Globalization Capital (“IGC” or the “Company”) made available on its website an updated presentation on its Life Sciences business, handled by its subsidiary IGC Pharma, LLC (https://www.igcpharma.com/). IGC expects to use this presentation at conferences, business events, and meetings with analysts, investors, and others. A copy of the presentation is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	IGC Life Sciences Presentation dated December 2022.
99.2	Press Release dated December 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

About IGC:

India Globalization Capital, Inc. (“IGC” or the “Company”) through its subsidiary IGC Pharma, LLC, develops advanced cannabinoid-based formulations for treating diseases, including but not limited to Alzheimer’s disease, Parkinson’s disease, chronic pain, and pet seizures. The Company’s leading drug candidate, IGC-AD1, has demonstrated, in Alzheimer’s cell lines, the potential to be effective in suppressing or ameliorating a key protein responsible for Aβ plaques and has recently entered Phase 2 clinical trials for agitation in dementia from Alzheimer’s. The Company, though its other subsidiary HH Processors also has lines of various CBD-based consumer products such as Holief, which includes gummies and pain relief creams for women experiencing premenstrual syndrome (PMS) and dysmenorrhea (period cramps), and Sunday Seltzer, which includes a CBD-infused energy beverage – all currently available for purchase. The Company also operates an Infrastructure business based in India. The Company is headquartered in Maryland, U.S.A.

Forward-looking Statements:

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based largely on IGC’s expectations and are subject to several risks and uncertainties, certain of which are beyond IGC’s control. Actual results could differ materially from these forward-looking statements as a result of, among other factors, the Company’s failure or inability to commercialize one or more of the Company’s products or technologies, including the products or formulations described in this release, or failure to obtain regulatory approval for the products or formulations, where required; general economic conditions that are less favorable than expected, including as a result of the ongoing COVID-19 pandemic; the FDA’s general position regarding cannabis- and hemp-based products; and other factors, many of which are discussed in IGC’s U.S. Securities and Exchange Commission (“SEC”) filings. IGC incorporates by reference the human trial disclosures and Risk Factors identified in its Annual Report on Form 10-K filed with the SEC on June 23, 2022, as if fully incorporated and restated herein. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this release will occur. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: December 20, 2022	By:	/s/ Claudia Grimaldi
Claudia Grimaldi
Vice President, CCO & PFO